Goodwill and Intangible Assets - Expected Future Intangible Asset Amortization (Details) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity
2019	$ 213
2020	194
2021	140
2022	74
2023	74
Thereafter	130
Net Carrying Amount	$ 825	$ 168